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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Modem Media . Poppe Tyson, Inc.:

  As independent public accountants, we hereby consent to the use of our reports dated November 16, 1998 and March 6, 1997 and to all references to our Firm included in or made a part of this Amendment No. 4 to Registration Statement on Form S-1 (File No. 333-68057).

                                          /s/  Arthur Andersen LLP

Stamford, Connecticut

January 11, 1999